SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): August 6, 1996



                             HALSEY DRUG CO., INC.



                    1827 Pacific Street, Brooklyn, New York


                                 718-467-7500



Incorporated under        Commission File           I.R.S. Employer Identification Number
    the laws of               Number
State of New York            1-10113                  11-0853640

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

      As previously reported, on November 29, 1995 Halsey Drug Co., Inc. (the "Company") consummated a private offering (the "November Private Offering") of 336 units of securities for an aggregate purchase price of $3,660,000. Each unit consisted of (i) a 10% Convertible Subordinated Debenture due in November 2000 (the "November Debentures") in the principal amount of $10,000 issued at par and
(ii) 600 redeemable common stock purchase warrants expiring in November 2000 (the "November Redeemable Warrants").

      The November Debentures will become due and payable as to principal five years from the date of issuance. Interest, at the rate of 10% per annum, is payable on a quarterly basis. The November Debentures are convertible at any time after issuance into shares of common stock, $.01 par value per share (the "Common Stock"), of the Company at a price of $2.50 per share, subject to adjustment.

      Each November Redeemable Warrant entitles the holder to purchase one share of Common Stock for $2.50 during the five year period commencing on the date of issuance. During April, May and June 1966, 201,000 November Redeemable Warrants were exercised, and 600 November Redeemable Warrants remain outstanding as of the date of this Report.

      As of August 6, 1996, the Company consummated an additional private offering (the "August Private Offering") of 250 units of securities for an aggregate purchase price of $2,500,000. Each unit consisted of (i) a 10% Convertible Subordinated Debenture due in August 2001 (the "August Debentures") in the principal amount of $10,000 issued at par and (ii) 461 redeemable Common Stock purchase warrants expiring in August 2001 (the "August Redeemable Warrants").

      The August Debentures will become due and payable as to principal five years from the date of issuance. Interest, at the rate of 10% per annum, is payable on a quarterly basis. Holders of August Debentures may elect to have interest paid in Common Stock, at an issuance price of $3.25 per share. The August Debentures are convertible at any time after issuance into shares of Common Stock at a price of $3.25 per share, subject to adjustment.

      Each August Redeemable Warrant entitles the holder to purchase one Underlying Share for $3.25 during the five year period commencing on the date of issuance.

                                      1

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      In connection with the November Private Offering, the Company agreed to use its best efforts to appoint two independent directors to its Board of Directors, each of whom are reasonably acceptable to the holders of a majority in interest (the "Majority in Interest") of the principal amount of the November Debentures. The Board of Directors has agreed to nominate and appoint, subject to shareholder approval, such individuals to the Board for so long as the Debentures remain outstanding. Following the closing of the November Private Offering, Seymour Marcus and Dr. Jerome Dubowy resigned from the Board of Directors effective November 28, 1995, and Richard H. Francis was appointed by the Board to serve as a director until the 1996 annual meeting of shareholders at which time he was elected to serve as a director. In addition to Mr. Francis, William G. Skelly, an additional nominee of the Majority in Interest, was elected at the 1996 annual meeting to serve as a director.

      In connection with the August Private Offering, the Company agreed to use its best efforts (i) to appoint an additional two independent directors to its Board of Directors, each of whom are reasonably acceptable to the Majority in Interest of the principal amount of the August Debentures and (ii) to maintain the size of the Board of Directors at seven members. The Board of Directors has agreed to nominate and appoint, subject to shareholder approval, such individuals to the Board for so long as the Debentures remain outstanding. Following the closing of the August Private Offering, Joseph F. Limongelli resigned from the Board of Directors effective August 9, 1996.

      As of the date of this Report, the Board of Directors consists of five members. Two directors are members of management of the Company, two directors are designees of the Majority in Interest of the November Debentures and one director is unaffiliated with either management or the holders of the November or August Debentures. In addition, two vacancies exist on the Board. Although the Majority in Interest of the August Debentures is entitled to approve the nominees to fill these vacancies, to date no nominees have been designated by the Board. As a result of their contractual right to approve four nominees to the Company's seven member Board of Directors, the Majority in Interest of each of the November and August Debentures (the "Combined Majority in Interest") may be deemed collectively to have acquired control of the Company. Additionally, investors in the November and August Private Offerings may be deemed to have acquired control of the Company through their ownership of approximately 36.7% of the Common Stock issued and outstanding at August 16, 1996 (assuming (i) conversion of all November and

                                      2

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August Debentures, (ii) exercise of all November and August Redeemable Warrants and (iii) conversion of all 10% Convertible Subordinated Debentures (the "July Debentures") issued by the Company in a private offering of units of securities which closed in July 1995).

      In connection with the November and August Private Offerings, the Company agreed to use its best efforts to appoint a Chief Financial Officer reasonably acceptable to the Combined Majority in Interest. For so long as the November and August Debentures remain outstanding, any successor Chief Financial Officer similarly must be reasonably acceptable to the Combined Majority in Interest. As of the date of this Report, the Company has not appointed a Chief Financial Officer.

      The following table sets forth information, as of August 16, 1996, regarding the Common Stock beneficially owned by (i) each person known by the Company to be the beneficial owner of five percent or more of the Common Stock,
(ii) each investor in the November and August Private Offerings, (iii) each executive officer and director of the Company and (v) all executive officers and directors as a group. Unless otherwise noted, (x) each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting and investment power with respect to such shares and (y) all addresses are at the Company's offices at 1827 Pacific Street, Brooklyn, New York 11233. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.


                                                No. of Shares
                                                -------------
                                                 Beneficially       Percent of
                                                 ------------       ----------
Name of Beneficial Owner                            Owned              Class
- ------------------------                        -------------          -----

Rosendo Ferran                                        61,904(1)          *

Leonard H. Weiss                                      85,625(2)          *

Richard H. Francis                                    23,000(3)          *

Alan J. Smith                                          4,600(4)          *

William G. Skelly                                          0(5)          *

Zatpack, Inc.                                      1,107,859(6)             10.4



c/o Wilkie Farr & Gallagher
153 East 53rd Street
New York, N.Y. 10022



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                                               No. of Shares
                                               -------------
                                               Beneficially           Percent of
                                               -------------          ----------
Name of Beneficial Owner                           Owned                 Class
- ------------------------                           -----                 -----

Harbour Investments, Ltd.                         1,723,384(7)             15.5
Hemisphere House
9 Church Street
Hamilton, Bermuda

Strong Special Investment Limited                   575,000(8)              5.7
Partnership
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051

Strong Capital Management, Inc.                   3,375,697(9)             26.2
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051

Strong Quest Limited Partnership                    36,149(10)             *
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051

Strong Discovery Fund                              216,890(11)              2.2
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051

Chateau Holding Co. Limited                        368,000(12)              3.7
Chelston Park, Building No. 2
Collymore Rock
St. Michael, Barbados

James and Linda C. Youmans                          43,378(13)             *
Birnbaumweg 21
4301 Bottmingen, Switzerland

John B. Hurford                                     35,380(14)             *
175 East 62nd Street
New York, N.Y. 10021

St. John & Wayne                                    10,845(15)             *
Two Penn Plaza East
Newark, N.J. 07105

Bernard Selz                                       108,446(16)              1.1
121 73rd Street
New York, N.Y. 10021



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                                                No. of Shares
                                                -------------
                                                 Beneficially       Percent of
                                                 ------------       ----------
Name of Beneficial Owner                            Owned              Class
- ------------------------                        -------------          -----

Katherine M. Bristor                                 17,690(17)          *
2 East 70th Street
New York, N.Y. 10021

Kenneth J. Gimbel                                    93,649(18)          *
c/o Donaldson, Lufkin & Jenrette
Securities Corp.
One Pershing Plaza
Jersey City, N.J. 07399

William Priest                                      540,500(19)         5.3
c/o BEA Associates
One Citicorp Center
153 East 53rd Street
New York, N.Y. 10022

William Marquard                                    701,500(20)         6.8
c/o BEA Associates
One Citicorp Center
153 East 53rd Street
New York, N.Y. 10022

Michael Rainisch                                     26,890(21)          *
48 Radford Street
Staten Island, New York 10314

Ilene Rainisch                                       31,490(22)          *
315 Devon Place
Morganville, N.J. 07751

HKS & Co., Inc.                                     309,350(23)         3.1
P.O. Box 4617
Warren, N.J. 07059

Hemant K. Shah and Varsha H. Shah                    50,608(24)          *
29 Christy Drive
Warren, N.J. 07059

Varsha H. Shah c/f Sachin H. Shah                    10,845(25)        *
29 Christy Drive
Warren, N.J. 07059



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                                                No. of Shares
                                                -------------
                                                 Beneficially       Percent of
                                                 ------------       ----------
Name of Beneficial Owner                            Owned              Class
- ------------------------                        -------------          -----

Varsha H. Shah c/f Sumeet H. Shah                    10,845(26)          *
29 Christy Drive
Warren, N.J. 07059

Peter and Carol Ann Daniels                           9,200(27)          *
15 Martin Street
Bloomfield, N.J. 07003

All directors and executive officers                    179,129          1.8
as a group (5 persons)
*     Less than one percent of shares outstanding.



 (1) Includes 36,000 shares subject to currently exercisable stock options and 8,000 shares issuable upon conversion of November Debentures. Does not include 120,000 shares subject to options exercisable in November 1996. The November Debentures are held jointly with Mr. Ferran's spouse. Mr. Ferran is the President and Chief Executive Officer and a director of the Company.

 (2) Includes 20,000 shares subject to currently exercisable stock options. Does not include 60,000 shares subject to options exercisable in November 1996. Mr. Weiss is the Executive Vice
President and a director of the Company.

 (3) Includes 20,000 shares issuable upon conversion of the November Debentures. Mr. Francis is a director of the Company.

 (4) Includes 4,000 shares issuable upon conversion of the November Debentures and 600 shares issuable upon exercise of the November Redeemable Warrants. Dr. Smith is a director of the Company.

 (5) Mr. Skelly is a director of the Company.

 (6) Includes 607,859 shares issuable upon conversion of a convertible subordinated promissory note, including interest accruing thereon through June 30, 1996.

 (7) Includes 675,000 shares issuable upon conversion of July Debentures, 300,000 shares issuable upon conversion of November Debentures, 246,154 shares issuable upon conversion of August Debentures, 6,154 shares issuable in payment of interest on August Debentures and 36,880 shares issuable upon exercise of the August Reedeemable Warrants. See footnote 9 below.

                                      6

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 (8) Includes 200,000 shares issuable upon conversion of July Debentures and
300,000 shares issuable upon conversion of the November Debentures. See footnote 9 below.

 (9) Strong Capital Management, Inc. ("SCMI") has and Richard Strong, a principal of SCMI, may be deemed to have either sole voting power and or sole dispositive power over the listed shares. Includes all shares beneficially owned by Harbour Investments Ltd. of which SCMI is the advisor and all shares beneficially owned by Strong Special Investment Limited Partnership, Strong Quest Limited Partnership and Strong Discovery Fund, entities advised by SCMI. The information with respect to Mr. Strong and SCMI is based upon a Schedule 13-G dated April 9, 1996 filed by such persons and other written information provided to the Company.

 (10) Includes 30,770 shares issuable upon conversion of August Debentures, 769 shares issuable in payment of interest on August Debentures and 4,610 shares issuable upon exercise of the August Redeemable Warrants. See footnote 9 above.

 (11) Includes 184,615 shares issuable upon conversion of August Debentures, 4,615 shares issuable in payment of interest on August Debentures and 27,660 shares issuable upon exercise of the August Redeemable Warrants. See footnote 9 above.

 (12) Includes 200,000 shares issuable upon conversion of July Debentures and 120,000 shares issuable upon conversion of November Redeemable Warrants.

 (13) Includes 36,923 shares issuable upon conversion of August Debentures, 923 shares issuable in payment of interest on August Debentures and 5,532 shares issuable upon exercise of August Redeemable Warrants.

 (14) Includes 30,770 shares issuable upon conversion of August Debentures and 4,610 shares issuable upon exercise of August Redeemable Warrants.

 (15) Includes 9,231 shares issuable upon conversion of August Debentures, 231 shares issuable in payment of interest on August Debentures and 1,383 shares issuable upon exercise of August Redeemable Warrants.

 (16) Includes 92,308 shares issuable upon conversion of August Debentures, 2,308 shares issuable in payment of interest on August Debentures and 13,830 shares issuable upon exercise of August Redeemable Warrants.

                                      7

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 (17) Includes 15,385 shares issuable upon conversion of August Debentures and
2,305 shares issuable upon exercise of August Redeemable Warrants.

 (18) Includes 50,000 shares issuable upon conversion of July Debentures, 30,770 shares issuable upon conversion of August Debentures, 769 shares issuable in payment of interest on August Debentures and 4,610 shares issuable upon exercise of the August Redeemable Warrants.

 (19) Includes 250,000 shares issuable upon conversion of July Debentures and 220,000 shares issuable upon conversion of the November Debentures.

 (20) Includes 250,000 shares issuable upon conversion of July Debentures and 360,000 shares issuable upon conversion of November Debentures.

 (21) Includes 8,000 shares issuable upon conversion of November Debentures, 15,385 shares issuable upon conversion of August Debentures and 2,305 shares issuable upon exercise of August Redeemable Warrants.

 (22) Includes 12,000 shares issuable upon conversion of November Debentures, 15,385 shares issuable upon conversion of August Debentures and 2,305 shares issuable upon exercise of August Redeemable Warrants.

 (23) Includes 165,000 shares issuable upon conversion of July Debentures and 104,000 shares issuable upon conversion of November Debentures.

 (24) Includes 43,077 shares issuable upon conversion of August Debentures, 1,077 shares issuable in payment of interest on August Debentures and 6,454 shares issuable upon exercise of the August Redeemable Warrants.

 (25) Includes 9,231 shares issuable upon conversion of August Debentures, 231 shares issuable in payment of interest on August Debentures and 1,383 shares issuable upon exercise of August Redeemable Warrants.

 (26) Includes 9,231 shares issuable upon conversion of August Debentures, 231 shares issuable in payment of interest on August Debentures and 1,383 shares issuable upon exercise of August Redeemable Warrants.

 (27) Includes 8,000 shares issuable upon conversion of November

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Debentures.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

      In connection with the transactions which resulted in the change of control described in Item 1 above, Messrs. Seymour Marcus, Jerome Dubowy and Joseph F. Limongelli resigned from the Company's Board of Directors, all without disagreement with the Company. In addition, Mr. Alexander Marcus resigned from the Board of Directors in April 1996, also without any such disagreement.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(b)   Exhibits


Exhibit
- -------
Number                                     Description
- ------                                     -----------

4.1                Form of 10% Convertible Subordinated Debenture
                   (incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated December 4, 1995 (the "December 8-K")).

4.2                Form of Redeemable Common Stock Purchase
                   Warrant (incorporated by reference to Exhibit
                   4.2 to the December 8-K).

4.3 Form of 10% Convertible Subordinated Debenture (incorporated by reference to Exhibit 99 to the Registrant's Quarterly Report on Form 10-Q for the period ended June 30, 1996 (the "June 10-Q")).

4.4                Form of Redeemable Common Stock Purchase
                   Warrant (incorporated by reference to Exhibit
                   4.1 to Amendment No. 1 ("Amendment No. 1") to the June 10-Q).

10.1 Letter Agreement, dated as of August 6, 1996, among Halsey Drug Co., Inc., The Chase Manhattan Bank, The Bank of New York and Israel Discount Bank of New York (incorporated by reference to Exhibit 10.1 to Amendment No. 1).

99                 Press Release (filed herewith).


                                      9

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              HALSEY DRUG CO., INC.


                              By: \s\ Rosendo Ferran
                                  ------------------
                                 Rosendo Ferran
                                 President and Chief
                                      Executive Officer



Date: September 10, 1996


                                      5

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                                 EXHIBIT INDEX
                                 -------------
Exhibit
- -------
Number                                     Description
- ------                                     -----------

4.1                Form of 10% Convertible Subordinated Debenture
                   (incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated December 4, 1995 (the "December 8-K")).

4.2                Form of Redeemable Common Stock Purchase
                   Warrant (incorporated by reference to Exhibit
                   4.2 to the December 8-K).

4.3 Form of 10% Convertible Subordinated Debenture (incorporated by reference to Exhibit 99 to the Registrant's Quarterly Report on Form 10-Q for the period ended June 30, 1996 (the "June 10-Q")).

4.4                Form of Redeemable Common Stock Purchase
                   Warrant (incorporated by reference to Exhibit
                   4.1 to Amendment No. 1 ("Amendment No.1") to the June 10-Q).

10.1 Letter Agreement, dated as of August 6, 1996, among Halsey Drug Co., Inc., The Chase Manhattan Bank, The Bank of New York and Israel Discount Bank of New York (incorporated by reference to Exhibit 10.1 to Amendment No. 1).

99                 Press Release (filed herewith).



                                      6